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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

               DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED)
                                  MAY 4, 2000

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                               CENTER TRUST, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                 (FORMERLY CENTERTRUST RETAIL PROPERTIES, INC.)

                            COMMISSION FILE: 1-12588

                  MARYLAND                                      95-4444963
        (STATE OR OTHER JURISDICTION                         (I.R.S. EMPLOYER
      OF INCORPORATION OR ORGANIZATION)                     IDENTIFICATION NO.)

                            3500 SEPULVEDA BOULEVARD
                       MANHATTAN BEACH, CALIFORNIA 90266
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (310) 546-4520

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ITEM 5. OTHER EVENTS

     On May 4, 2000 the Registrant made available additional financial and operational information concerning the Registrant, Center Trust, Inc., and properties owned as of March 31, 2000, in the form of a Supplemental Information package, a copy of which is included as an exhibit to this filing. The Supplemental Information package is available upon request as specified therein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

FINANCIAL STATEMENTS:

     None

EXHIBITS:

EXHIBIT
NUMBER                             DESCRIPTION                           PAGE NUMBER
-------                            -----------                           -----------
  99       Supplemental Information as of March 31, 2000...............       4

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          CENTER TRUST, INC.

                                          By:   /s/ STUART J. S. GULLAND
                                            ------------------------------------
                                                    Stuart J. S. Gulland
                                                 Senior Vice President and
                                                  Chief Financial Officer

Dated: May 4, 2000

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